UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: August 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	August 31, 2018

WESTERN ASSET

EMERGING MARKETS

DEBT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

What’s inside
Letter from the president	II
Investment commentary	III
Fund at a glance	1
Fund expenses	2
Spread duration	4
Effective duration	5
Schedule of investments	6
Statement of assets and liabilities	21
Statement of operations	23
Statements of changes in net assets	25
Financial highlights	26
Notes to financial statements	33

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Debt Fund for the six-month reporting period ended August 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 28, 2018

II	Western Asset Emerging Markets Debt Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended August 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 2.3%. GDP growth then moderated to 2.2% during the first quarter of 2018. Finally, the U.S. Department of Commerce’s final reading for second quarter 2018 GDP growth — released after the reporting period ended — was 4.2%. The acceleration in GDP growth in the second quarter of 2018 reflected positive contributions from personal consumption expenditures (“PCE”), exports, federal government spending and state and local government spending, along with a smaller decrease in residential fixed investment. These were partly offset by a downturn in private inventory investment and a deceleration in nonresidential fixed investment. Imports decreased after increasing in the first quarter of 2018.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on August 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed moved higher during the reporting period. In August 2018, 21.5% of Americans looking for a job had been out of work for more than six months, versus 20.3% when the period began.

Turning to the global economy, in its July 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “Global growth is projected to reach 3.9 percent in 2018 and 2019, in line with the forecast of the April 2018 World Economic Outlook, but the expansion is becoming less even, and risks to the outlook are mounting. The rate of expansion appears to have peaked in some major economies and growth has become less synchronized.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.2%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.0% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.7% in 2017.

Western Asset Emerging Markets Debt Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program.” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, after the reporting period ended, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended August 31, 2018. The yield for the two-year Treasury note began the reporting period at 2.25% and ended the period at 2.62%. The low for the period of 2.22% took place on March 1, 2018 and the peak for the period of 2.69% occurred on July 26, 2018. The yield for the ten-year Treasury began the reporting period at 2.87% and ended the period at 2.86%. The low for the period of 2.73% took place on April 2, 2018 and the high for the period of 3.11% took place on May 17, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generally posted modest gains during the reporting period.

IV	Western Asset Emerging Markets Debt Fund

Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned 1.15% during the six-month reporting period ended August 31, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Indexx, returned 2.26% for the six months ended August 31, 2018. The high-yield market declined in March 2018. This was triggered by a number of factors, including fears that the Fed may take a more aggressive approach to rate hikes, trade war concerns and high-profile issues in the technology industry. However, the high-yield market then posted positive returns over four of the last five months of the reporting period as investor demand was generally solid and supply moderated.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned -3.05% during the six months ended August 31, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion and geopolitical issues. In addition, the U.S. dollar rallied during much of the second half of the reporting period, negatively impacting the performance of the asset class.

Performance review

For the six months ended August 31, 2018, Class I shares of Western Asset Emerging Markets Debt Fund returned -5.51%. The Fund’s unmanaged benchmark, the EMBI Global, returned -3.05% for the same period. The Lipper Emerging Markets Hard Currency Debt Funds Category Average1 returned -5.94% over the same time frame.

1

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 279 funds in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Emerging Markets Debt Fund	V

Investment commentary (cont’d)

Performance Snapshot as of August 31, 2018 (unaudited)
(excluding sales charges)	6 months
Western Asset Emerging Markets Debt Fund:
Class A	-5.57%
Class A2	-5.60%
Class C	-6.11%
Class C1[1]	-5.80%
Class FI	-3.33%
Class I	-5.51%
Class IS	-5.46%
JPMorgan Emerging Markets Bond Index Global	-3.05%
Lipper Emerging Markets Hard Currency Debt Funds Category Average	-5.94%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended August 31, 2018 for Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares were 5.31%, 5.34%, 4.78%, 5.08%, 5.57%, 6.02% and 5.93%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares would have been 4.74%, 4.69%, 4.11%, 4.45%, 5.09%, 5.13% and 5.22%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 29, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares were 1.15%, 1.23%, 1.95%, 1.67%, 1.17%, 0.93% and 0.89%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Emerging Markets Debt Fund

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares, 1.55% for Class C1 shares, 1.10% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 28, 2018

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Investments in high-yield (“junk”) bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Emerging Markets Debt Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VIII	Western Asset Emerging Markets Debt Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of August 31, 2018 and February 28, 2018 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2018 and held for the six months ended August 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-5.57%	$1,000.00	$944.30	1.04%	$5.10	Class A	5.00%	$1,000.00	$1,019.96	1.04%	$5.30
Class A2	-5.60	1,000.00	944.00	1.05	5.14	Class A2	5.00	1,000.00	1,019.91	1.05	5.35
Class C	-6.11	1,000.00	938.90	1.81	8.85	Class C	5.00	1,000.00	1,016.08	1.81	9.20
Class C1	-5.80	1,000.00	942.00	1.50	7.34	Class C1	5.00	1,000.00	1,017.64	1.50	7.63
Class FI	-3.33	1,000.00	966.70	-3.42	-16.95	Class FI	5.00	1,000.00	1,042.45	-3.42	-17.61
Class I	-5.51	1,000.00	944.90	0.76	3.73	Class I	5.00	1,000.00	1,021.37	0.76	3.87
Class IS	-5.46	1,000.00	945.40	0.70	3.43	Class IS	5.00	1,000.00	1,021.68	0.70	3.57

2	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

[1]	For the six months ended August 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — August 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
WA EM Debt	— Western Asset Emerging Markets Debt Fund

4	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — August 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
WA EM Debt	— Western Asset Emerging Markets Debt Fund

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	5

Schedule of investments (unaudited)

August 31, 2018

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 55.1%
Angola — 0.9%
Angolan Government International Bond	9.375%	5/8/48	200,000		$201,450	(a)
Angolan Government International Bond, Senior Notes	9.500%	11/12/25	200,000		220,993	(a)
Total Angola					422,443
Argentina — 5.0%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	44.868%	6/21/20	8,270,000	ARS	234,194	(b)
Argentine Bonos del Tesoro, Bonds	21.200%	9/19/18	130,000	ARS	3,456
Argentine Bonos del Tesoro, Bonds	18.200%	10/3/21	2,180,000	ARS	43,670
Argentine Republic Government International Bond, Senior Notes	8.280%	12/31/33	378,550		317,982
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	660,000		463,650
Argentine Republic Government International Bond, Senior Notes	7.125%	6/28/2117	200,000		142,000
Autonomous City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	370,000		294,616	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	160,000		135,200	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	200,000		145,002	(c)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	150,000		117,564	(a)
Provincia de Neuquen Argentina, Senior Notes	7.500%	4/27/25	440,000		329,450	(a)
Total Argentina					2,226,784
Armenia — 0.5%
Republic of Armenia International Bond, Senior Notes	6.000%	9/30/20	200,000		204,270	(c)
Brazil — 1.4%
Brazil Notas do Tesouro Nacional Series F, Notes	10.000%	1/1/21	1,963,000	BRL	483,037
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	200,000		155,525
Total Brazil					638,562
Colombia — 1.1%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	440,000		479,600
Costa Rica — 0.6%
Costa Rica Government International Bond, Senior Notes	7.000%	4/4/44	260,000		248,950	(a)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Dominican Republic — 1.5%
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	660,000		$666,772	(a)
Ecuador — 1.5%
Ecuador Government International Bond, Senior Notes	9.650%	12/13/26	510,000		490,237	(a)
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	200,000		172,250	(a)
Total Ecuador					662,487
Egypt — 1.7%
Egypt Government International Bond, Senior Notes	6.125%	1/31/22	260,000		259,081	(c)
Egypt Government International Bond, Senior Notes	7.500%	1/31/27	200,000		200,300	(a)
Egypt Government International Bond, Senior Notes	8.500%	1/31/47	300,000		294,364	(a)
Total Egypt					753,745
El Salvador — 0.6%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	300,000		286,425	(a)
Ghana — 1.0%
Ghana Government International Bond, Bonds	10.750%	10/14/30	210,000		258,546	(a)
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	200,000		196,263	(a)
Total Ghana					454,809
Honduras — 0.5%
Honduras Government International Bond, Senior Notes	7.500%	3/15/24	200,000		215,378	(c)
Hungary — 1.2%
Hungary Government International Bond, Senior Notes	7.625%	3/29/41	380,000		534,660
Indonesia — 6.7%
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	590,000		614,283	(c)
Indonesia Government International Bond, Senior Notes	4.625%	4/15/43	780,000		757,120	(c)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	570,000		559,206	(a)
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	970,000,000	IDR	64,881

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

August 31, 2018

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	509,000,000	IDR	$34,883
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	14,030,000,000	IDR	945,669
Total Indonesia					2,976,042
Ivory Coast — 0.4%
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	210,000		182,175	(a)
Jamaica — 0.5%
Jamaica Government International Bond, Senior Notes	6.750%	4/28/28	200,000		218,250
Jordan — 0.6%
Jordan Government International Bond, Senior Notes	5.750%	1/31/27	280,000		261,901	(a)
Kazakhstan — 1.2%
Kazakhstan Government International Bond, Senior Notes	3.875%	10/14/24	540,000		547,952	(c)
Kenya — 0.5%
Kenya Government International Bond, Senior Notes	7.250%	2/28/28	240,000		230,237	(a)
Kuwait — 0.6%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	260,000		257,488	(a)
Lebanon — 0.5%
Lebanon Government International Bond, Senior Notes	6.250%	11/4/24	270,000		223,087	(c)
Mexico — 4.6%
Mexican Bonos, Bonds	5.750%	3/5/26	10,840,000	MXN	499,297
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	450,000		431,100
Mexico Government International Bond, Senior Notes	4.600%	1/23/46	687,000		640,284
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	510,000		478,125
Total Mexico					2,048,806
Nigeria — 0.9%
Nigeria Government International Bond, Senior Notes	7.625%	11/28/47	450,000		409,815	(a)
Oman — 0.9%
Oman Government International Bond, Senior Notes	5.625%	1/17/28	430,000		413,156	(a)

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Panama — 0.6%
Panama Government International Bond, Senior Notes	6.700%	1/26/36	211,000		$264,278
Paraguay — 0.9%
Paraguay Government International Bond, Senior Notes	5.000%	4/15/26	380,000		394,250	(a)
Peru — 1.1%
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	290,000		431,085
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	60,000		76,650
Total Peru					507,735
Philippines — 1.0%
Philippine Government International Bond, Senior Notes	3.950%	1/20/40	440,000		432,652
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	220,000		226,702	(a)
Romania — 0.5%
Romanian Government International Bond, Senior Notes	4.875%	1/22/24	220,000		228,201	(c)
Russia — 3.7%
Russian Federal Bond - OFZ, Bonds	7.600%	7/20/22	42,280,000	RUB	616,405
Russian Federal Bond - OFZ, Bonds	7.050%	1/19/28	4,138,000	RUB	55,519
Russian Foreign Bond - Eurobond, Senior Notes	7.500%	3/31/30	316,840		347,596	(c)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	600,000		622,732	(a)
Total Russia					1,642,252
Senegal — 1.6%
Senegal Government International Bond	6.750%	3/13/48	220,000		188,866	(a)
Senegal Government International Bond, Senior Notes	4.750%	3/13/28	270,000	EUR	296,827	(a)
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	250,000		226,178	(a)
Total Senegal					711,871

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

August 31, 2018

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
South Africa — 1.7%
Republic of South Africa Government International Bond, Senior Notes	4.875%	4/14/26	310,000		$295,072
Republic of South Africa Government International Bond, Senior Notes	5.375%	7/24/44	550,000		481,081
Total South Africa					776,153
Sri Lanka — 1.0%
Sri Lanka Government International Bond, Senior Notes	6.825%	7/18/26	260,000		258,287	(a)
Sri Lanka Government International Bond, Senior Notes	6.200%	5/11/27	220,000		208,708	(a)
Total Sri Lanka					466,995
Turkey — 1.4%
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	800,000		611,571
Ukraine — 1.8%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/21	190,000		188,936	(c)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	710,000		601,936	(a)
Total Ukraine					790,872
United Arab Emirates — 0.6%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	260,000		248,911	(a)
Uruguay — 1.7%
Uruguay Government International Bond, Senior Notes	9.875%	6/20/22	5,250,000	UYU	157,114	(a)
Uruguay Government International Bond, Senior Notes	9.875%	6/20/22	6,950,000	UYU	207,990	(c)
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	200,000		204,150
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	200,000		201,100
Total Uruguay					770,354
Venezuela — 1.2%
Venezuela Government International Bond, Senior Bonds	9.250%	9/15/27	1,285,000		340,525	*(d)
Venezuela Government International Bond, Senior Notes	7.750%	10/13/19	726,000		187,308	*(c)(d)
Total Venezuela					527,833

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Vietnam — 0.9%
Vietnam Government International Bond, Senior Notes	4.800%	11/19/24	380,000	$388,631	(a)
Total Sovereign Bonds (Cost — $27,292,198)				24,553,055
Corporate Bonds & Notes — 35.7%
Consumer Discretionary — 1.3%
Hotels, Restaurants & Leisure — 0.5%
Gohl Capital, Ltd., Senior Notes	4.250%	1/24/27	250,000	240,534	(c)
Media — 0.8%
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	320,000	330,881	(a)
Total Consumer Discretionary				571,415
Energy — 13.0%
Oil, Gas & Consumable Fuels — 13.0%
Abu Dhabi Crude Oil Pipeline LLC, Senior Secured Notes	4.600%	11/2/47	200,000	194,904	(a)
Borets Finance DAC, Senior Notes	6.500%	4/7/22	200,000	199,000	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	240,000	238,836
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	210,000	206,063	(a)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	200,000	208,487	(a)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	260,000	247,911	(a)
Lukoil International Finance BV, Senior Notes	6.656%	6/7/22	260,000	277,434	(c)
Pertamina Persero PT, Senior Notes	6.450%	5/30/44	340,000	373,498	(a)
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	837,000	770,082	(a)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	240,000	198,300
Petroleos de Venezuela SA, Senior Notes	9.000%	11/17/21	760,000	158,080	*(c)(d)
Petroleos de Venezuela SA, Senior Notes	6.000%	5/16/24	780,000	152,100	*(c)(d)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	300,000	293,475	(a)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	558,000	542,655
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	400,000	331,680
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	290,000	297,125	(a)
Sinopec Group Overseas Development 2017 Ltd., Senior Notes	4.000%	9/13/47	420,000	390,361	(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	330,000	326,700	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

August 31, 2018

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
YPF SA, Senior Notes	16.500%	5/9/22	7,000,000	ARS	$129,067	(a)
YPF SA, Senior Notes	8.500%	7/28/25	250,000		223,437	(a)
Total Energy					5,759,195
Financials — 9.9%
Banks — 7.6%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	360,000		361,353	(a)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	260,000		265,070	(a)(b)(e)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/18/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	200,000		183,752	(a)(b)
Export Credit Bank of Turkey, Senior Notes	5.875%	4/24/19	470,000		448,499	(a)
Export-Import Bank of China, Senior Notes	3.625%	7/31/24	470,000		466,487	(c)
Export-Import Bank of India, Senior Notes	4.000%	1/14/23	200,000		199,406	(c)
Itau Unibanco Holding SA, Junior Subordinated Notes (6.125% to 12/12/22 then 5 year Treasury Constant Maturity Rate + 3.981%)	6.125%	12/12/22	400,000		362,000	(a)(b)(e)
Russian Agricultural Bank OJSC Via RSHB Capital SA, Subordinated Notes	8.500%	10/16/23	600,000		616,050	(c)
TC Ziraat Bankasi AS, Senior Notes	4.750%	4/29/21	400,000		320,890	(a)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	200,000		156,222	(a)
Total Banks					3,379,729
Diversified Financial Services — 2.3%
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	230,000		227,127	(a)
Banco Nacional de Comercio Exterior SNC, Subordinated Notes (3.800% to 8/11/21 then 5 year Treasury Constant Maturity Rate + 3.000%)	3.800%	8/11/26	370,000		361,216	(a)(b)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	200,000		197,000	(a)
Power Sector Assets & Liabilities Management Corp.	7.390%	12/2/24	210,000		250,652	(c)
Total Diversified Financial Services					1,035,995
Total Financials					4,415,724

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.9%
Industrial Conglomerates — 0.6%
Sinochem Overseas Capital Co. Ltd., Senior Notes	4.500%	11/12/20	290,000	$294,504	(c)
Road & Rail — 0.5%
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	5.000%	1/25/47	210,000	212,625	(a)
Transportation Infrastructure — 0.8%
Pelabuhan Indonesia III Persero PT, Senior Notes	4.875%	10/1/24	340,000	341,700	(c)
Total Industrials				848,829
Materials — 3.5%
Chemicals — 2.4%
CNAC HK Finbridge Co. Ltd.	4.125%	7/19/27	470,000	448,285	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	200,000	205,176	(c)
OCP SA, Senior Notes	4.500%	10/22/25	430,000	416,638	(a)
Total Chemicals				1,070,099
Metals & Mining — 0.5%
Southern Copper Corp., Senior Notes	6.750%	4/16/40	90,000	106,902
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	88,000	101,750
Total Metals & Mining				208,652
Paper & Forest Products — 0.6%
Inversiones CMPC SA, Senior Notes	4.375%	5/15/23	280,000	281,411	(a)
Total Materials				1,560,162
Telecommunication Services — 0.4%
Communications Equipment — 0.4%
Millicom International Cellular, SA	5.125%	1/15/28	200,000	187,350	(c)
Utilities — 5.7%
Electric Utilities — 4.9%
Abu Dhabi National Energy Co. PJSC, Senior Notes	4.875%	4/23/30	220,000	221,140	(a)
Cerro del Aguila SA, Senior Notes	4.125%	8/16/27	200,000	187,500	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	400,000	408,500	(a)
Enel Chile SA, Senior Notes	4.875%	6/12/28	270,000	277,425
Pampa Energia SA, Senior Notes	7.500%	1/24/27	230,000	183,713	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

August 31, 2018

Western Asset Emerging Markets Debt Fund

Security		Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
Perusahaan Listrik Negara PT, Senior Notes		4.125%	5/15/27	580,000		$548,629	(a)
Perusahaan Listrik Negara PT, Senior Notes		5.250%	10/24/42	390,000		374,010	(a)
Total Electric Utilities						2,200,917
Independent Power and Renewable Electricity Producers — 0.8%
Three Gorges Finance I Cayman Islands Ltd., Senior Notes		3.150%	6/2/26	370,000		348,615	(a)
Total Utilities						2,549,532
Total Corporate Bonds & Notes (Cost — $16,932,661)						15,892,207
Non-U.S. Treasury Inflation Protected Securities — 0.5%
Argentina — 0.5%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds		3.750%	2/8/19	6,406,252	ARS	165,186
Bonos de la Nacion Argentina con Ajuste por CER, Bonds		4.000%	3/6/20	1,514,000	ARS	44,006
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $391,614)						209,192

	Counterparty	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%
OTC Purchased Options — 0.0%
U.S. Dollar/Philippine Peso, Call @ 53.50 PHP (Cost — $3,626)	JPMorgan Chase & Co.	11/7/18	475,000	475,000		5,526
Total Investments before Short-Term Investments (Cost — $44,620,099)						40,659,980

		Rate	Maturity Date	Face Amount†
Short-Term Investments — 3.9%
Sovereign Bonds — 1.0%
Egypt Treasury Bills		7.080%	10/2/18	2,000,000	EGP	110,854	(f)
Egypt Treasury Bills		11.478%	11/13/18	6,300,000	EGP	343,484	(f)
Total Sovereign Bonds (Cost — $453,847)						454,338

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Shares	Value
Money Market Funds — 2.9%
Western Asset Government Cash Management Portfolio LLC (Cost — $1,302,616)	1.980%	1,302,616	$1,302,616	(g)
Total Short-Term Investments (Cost — $1,756,463)			1,756,954
Total Investments — 95.2% (Cost — $46,376,562)			42,416,934
Other Assets in Excess of Liabilities — 4.8%			2,124,137
Total Net Assets — 100.0%			$44,541,071

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	The coupon payment on these securities is currently in default as of August 31, 2018.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Rate shown represents yield-to-maturity.

(g)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At August 31, 2018, the total market value of investments in Affiliated Companies was $1,302,616 and the cost was $1,302,616 (Note 8).

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EGP	— Egypt Pound
EUR	— Euro
IDR	— Indonesian Rupiah
JSC	— Joint Stock Company
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PHP	— Philippine Peso
PJSC	— Private Joint Stock Company
RUB	— Russian Ruble
UYU	— Uruguayan Peso

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

August 31, 2018

Western Asset Emerging Markets Debt Fund

Schedule of Written Options
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount	Value
U.S. Dollar/Philippine Peso, Call	JPMorgan Chase & Co.	11/7/18	54.50	PHP	475,000	$475,000	$1,947
U.S. Dollar/Philippine Peso, Put	JPMorgan Chase & Co.	11/7/18	52.50	PHP	475,000	475,000	544
Total OTC Written Options (Premiums received — $3,742)							$2,491

Abbreviation used in this schedule:
PHP	— Philippine Peso

At August 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	13	12/18	$1,565,074	$1,563,453	$1,621

At August 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	268,880	RUB	18,300,000	Bank of America N.A.	9/14/18	$(1,849)
USD	444,063	RUB	30,234,000	Bank of America N.A.	9/14/18	(3,218)
MXN	5,166,000	USD	255,724	Citibank N.A.	9/14/18	14,060
USD	713,144	MXN	14,680,000	Citibank N.A.	9/14/18	(53,487)
USD	235,449	IDR	3,497,597,000	Barclays Bank PLC	10/15/18	(606)
CNY	6,019,439	USD	886,972	Citibank N.A.	10/15/18	(5,557)
CNY	10,996,589	USD	1,708,075	Citibank N.A.	10/15/18	(97,865)
USD	816,049	CNY	5,447,128	Citibank N.A.	10/15/18	18,436
USD	1,803,836	CNY	11,568,900	Citibank N.A.	10/15/18	109,823
USD	377,227	IDR	5,516,945,696	Citibank N.A.	10/15/18	4,885
USD	499,443	IDR	7,381,767,000	Citibank N.A.	10/15/18	1,243
BRL	147,000	USD	35,875	JPMorgan Chase & Co.	10/15/18	50
USD	589,988	BRL	2,297,000	JPMorgan Chase & Co.	10/15/18	28,620
EUR	140,000	USD	164,322	Citibank N.A.	10/18/18	(1,219)
TRY	110,520	USD	21,879	Citibank N.A.	10/18/18	(5,527)
USD	211,015	EUR	179,000	Citibank N.A.	10/18/18	2,477
USD	272,316	EUR	231,000	Citibank N.A.	10/18/18	3,197
USD	382,786	UYU	12,421,410	Citibank N.A.	11/14/18	(1,183)
USD	285,329	ARS	9,530,000	Barclays Bank PLC	11/15/18	48,265
EUR	374,000	USD	428,891	JPMorgan Chase & Co.	11/15/18	7,776

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	439,311	EUR	374,000	JPMorgan Chase & Co.	11/15/18	$2,644
ARS	5,354,000	USD	165,502	Citibank N.A.	1/15/19	(40,090)
USD	290,394	ARS	9,597,529	Citibank N.A.	1/15/19	65,581
USD	300,802	ARS	9,943,000	Citibank N.A.	1/15/19	67,896
SAR	2,241,000	USD	597,377	Bank of America N.A.	2/14/19	57
USD	1,697,415	SAR	6,377,000	Bank of America N.A.	2/14/19	(2,645)
Total						$161,764

Abbreviations used in this table:
ARS	— Argentine Peso
BRL	— Brazilian Real
CNY	— Chinese Yuan Renminbi
EUR	— Euro
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
RUB	— Russian Ruble
SAR	— Saudi Arabian Riyal
TRY	— Turkish Lira
USD	— United States Dollar
UYU	— Uruguayan Peso

At August 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at August 31, 2018[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Barclays Bank PLC (Republic of Korea, 7.125%, due 4/16/19)	$2,000,000	12/20/22	0.379%	1.000% quarterly	$(50,397)	$(23,805)	$(26,592)
Barclays Bank PLC (Saudi Government International Bond, 2.375%, due 10/26/21)	1,800,000	12/20/22	0.730%	1.000% quarterly	(19,634)	2,166	(21,800)
Total	$3,800,000				$(70,031)	$(21,639)	$(48,392)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

August 31, 2018

Western Asset Emerging Markets Debt Fund

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country*
Indonesia	10.9%
Mexico	10.8
Argentina	7.0
Russia	6.4
China	5.3
Brazil	4.9
Turkey	3.6
Peru	3.3
Colombia	3.0
Kazakhstan	2.9
South Africa	2.6
United Arab Emirates	2.0
Venezuela	2.0
Ukraine	1.9
Chile	1.8
Uruguay	1.8
Egypt	1.8
Senegal	1.7
Philippines	1.6
Dominican Republic	1.6
Ecuador	1.6
Hungary	1.3
Sri Lanka	1.1
Ghana	1.1
Angola	1.0
Morocco	1.0
Oman	1.0
Nigeria	1.0
Paraguay	0.9
Vietnam	0.9
El Salvador	0.7
Panama	0.6
Jordan	0.6
Kuwait	0.6
Costa Rica	0.6
Malaysia	0.6
Kenya	0.5
Romania	0.5
Qatar	0.5
Lebanon	0.5
Jamaica	0.5

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

August 31, 2018

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country*
Honduras	0.5%
Armenia	0.5
India	0.5
Ivory Coast	0.4
Short-Term Investments	4.1
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of August 31, 2018 and are subject to change.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

August 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $45,073,946)	$41,114,318
Investments in affiliated securities, at value (Cost — $1,302,616)	1,302,616
Cash	1,136,073
Foreign currency, at value (Cost — $91,953)	89,235
Interest receivable	658,849
Unrealized appreciation on forward foreign currency contracts	375,010
Receivable for Fund shares sold	270,207
Deposits with brokers for OTC derivatives	30,000
Deposits with brokers for open futures contracts	19,009
Receivable from investment manager	9,919
Prepaid expenses	58,744
Total Assets	45,063,980

Liabilities:
Unrealized depreciation on forward foreign currency contracts	213,246
Payable for Fund shares repurchased	158,717
OTC swaps, at value (premiums received — $21,639)	70,031
Payable for open OTC swap contracts	7,705
Service and/or distribution fees payable	3,625
Written options, at value (premiums received — $3,742)	2,491
Payable to broker—variation margin on open futures contracts	1,422
Trustees’ fees payable	332
Accrued expenses	66,503
Total Liabilities	524,072
Total Net Assets	$44,539,908

Net Assets:
Par value (Note 7)	$99
Paid-in capital in excess of par value	87,429,265
Undistributed net investment income	472,065
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(39,499,918)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	(3,861,603)
Total Net Assets	$44,539,908

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	21

Statement of assets and liabilities (unaudited) (cont’d)

August 31, 2018

Net Assets:
Class A	$9,592,037
Class A2	$2,706,573
Class C	$1,001,467
Class C1	$185,332
Class FI	$132,172
Class I	$29,436,965
Class IS	$1,485,362

Shares Outstanding:
Class A	2,119,335
Class A2	599,393
Class C	221,849
Class C1	40,665
Class FI	28,307
Class I	6,511,570
Class IS	329,633

Net Asset Value:
Class A (and redemption price)	$4.53
Class A2 (and redemption price)	$4.52
Class C*	$4.51
Class C1*	$4.56
Class FI (and redemption price)	$4.67
Class I (and redemption price)	$4.52
Class IS (and redemption price)	$4.51
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$4.73
Class A2 (based on maximum initial sales charge of 4.25%)	$4.72

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended August 31, 2018

Investment Income:
Interest from unaffiliated investments	$2,122,438
Interest from affiliated investments	8,618
Less: Foreign taxes withheld	(10,346)
Total Investment Income	2,120,710

Expenses:
Investment management fee (Note 2)	208,807
Registration fees	79,102
Transfer agent fees (Note 5)	30,465
Service and/or distribution fees (Notes 2 and 5)	21,581
Audit and tax fees	20,147
Shareholder reports	17,896
Fund accounting fees	12,971
Legal fees	12,749
Custody fees	6,578
Trustees’ fees	1,147
Insurance	962
Commitment fees (Note 9)	478
Interest expense	107
Miscellaneous expenses	4,968
Total Expenses	417,958
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(133,578)
Net Expenses	284,380
Net Investment Income	1,836,330

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,723,629)
Futures contracts	(58,087)
Written options	27,761
Swap contracts	(16,888)
Forward foreign currency contracts	73,365
Foreign currency transactions	(35,365)
Net Realized Loss	(2,732,843)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(3,792,250)
Futures contracts	10,361
Written options	(603)
Swap contracts	(9,864)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	23

Statement of operations (unaudited) (cont’d)

For the Six Months Ended August 31, 2018

Forward foreign currency contracts	172,433
Foreign currencies	(6,281)
Change in Net Unrealized Appreciation (Depreciation)	(3,626,204)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(6,359,047)
Decrease in Net Assets From Operations	$(4,522,717)

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended August 31, 2018 (unaudited) and the Year Ended February 28, 2018	August 31	February 28

Operations:
Net investment income	$1,836,330	$4,739,957
Net realized loss	(2,732,843)	(946,682)
Change in net unrealized appreciation (depreciation)	(3,626,204)	(652,684)
Increase (Decrease) in Net Assets From Operations	(4,522,717)	3,140,591

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,860,011)	(4,425,069)
Decrease in Net Assets From Distributions to Shareholders	(1,860,011)	(4,425,069)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	8,703,647	28,080,906
Reinvestment of distributions	1,519,146	2,630,465
Cost of shares repurchased	(46,224,580)	(27,718,717)
Increase (Decrease) in Net Assets From Fund Share Transactions	(36,001,787)	2,992,654
Increase (Decrease) in Net Assets	(42,384,515)	1,708,176

Net Assets:
Beginning of period	86,924,423	85,216,247
End of period*	$44,539,908	$86,924,423
* Includes undistributed net investment income of:	$472,065	$495,746

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2018[2]	2018	2017	2016[3]	2015	2014

Net asset value, beginning of period	$4.95	$5.02	$4.57	$5.01	$5.23	$5.87

Income (loss) from operations:
Net investment income	0.12	0.26	0.27	0.23	0.26	0.25
Net realized and unrealized gain (loss)	(0.39)	(0.09)	0.39	(0.39)	(0.25)	(0.59)
Total income (loss) from operations	(0.27)	0.17	0.66	(0.16)	0.01	(0.34)

Less distributions from:
Net investment income	(0.15)	(0.24)	(0.21)	(0.28)	(0.23)	(0.30)
Total distributions	(0.15)	(0.24)	(0.21)	(0.28)	(0.23)	(0.30)

Net asset value, end of period	$4.53	$4.95	$5.02	$4.57	$5.01	$5.23
Total return[4]	(5.57)%	3.38%	14.57%	(3.30)%	0.10%	(5.74)%

Net assets, end of period (000s)	$9,592	$8,752	$8,587	$7,850	$50,419	$47,028

Ratios to average net assets:
Gross expenses	1.42%[5]	1.30%	1.35%	1.37%	1.40%	1.47%
Net expenses[6,7]	1.04 [5]	1.01	1.14	1.25	1.25	1.25
Net investment income	5.09 [5]	5.11	5.48	4.88	4.96	4.64

Portfolio turnover rate	15%	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2018 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.25%.

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A2 Shares[1]	2018[2]	2018	2017	2016[3]	2015	2014[4]

Net asset value, beginning of period	$4.94	$5.01	$4.56	$4.99	$5.22	$5.11

Income (loss) from operations:
Net investment income	0.12	0.25	0.27	0.23	0.26	0.13
Net realized and unrealized gain (loss)	(0.39)	(0.08)	0.39	(0.38)	(0.25)	0.15
Total income (loss) from operations	(0.27)	0.17	0.66	(0.15)	0.01	0.28

Less distributions from:
Net investment income	(0.15)	(0.24)	(0.21)	(0.28)	(0.24)	(0.17)
Total distributions	(0.15)	(0.24)	(0.21)	(0.28)	(0.24)	(0.17)

Net asset value, end of period	$4.52	$4.94	$5.01	$4.56	$4.99	$5.22
Total return[5]	(5.60)%	3.32%	14.62%	(3.06)%	(0.01)%	5.46%

Net assets, end of period (000s)	$2,707	$3,108	$3,312	$3,166	$3,666	$758

Ratios to average net assets:
Gross expenses	1.44%[6]	1.38%	1.35%	1.24%	1.29%	1.30%[6]
Net expenses[7]	1.05 [6,8]	1.10 [8]	1.13 [8]	1.24	1.17 [8]	1.23 [6,8]
Net investment income	5.07 [6]	5.03	5.47	4.89	5.04	5.02 [6]

Portfolio turnover rate	15%	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2018 (unaudited).

[3]	For the year ended February 29.

[4]	For the period ended September 3, 2013 (inception date) to February 28, 2014.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.45%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2018[2]	2018	2017	2016[3]	2015	2014

Net asset value, beginning of period	$4.93	$5.01	$4.56	$4.99	$5.21	$5.85

Income (loss) from operations:
Net investment income	0.10	0.22	0.23	0.20	0.22	0.21
Net realized and unrealized gain (loss)	(0.40)	(0.10)	0.40	(0.39)	(0.25)	(0.59)
Total income (loss) from operations	(0.30)	0.12	0.63	(0.19)	(0.03)	(0.38)

Less distributions from:
Net investment income	(0.12)	(0.20)	(0.18)	(0.24)	(0.19)	(0.26)
Total distributions	(0.12)	(0.20)	(0.18)	(0.24)	(0.19)	(0.26)

Net asset value, end of period	$4.51	$4.93	$5.01	$4.56	$4.99	$5.21
Total return[4]	(6.11)%	2.39%	14.00%	(3.94)%	(0.70)%	(6.42)%

Net assets, end of period (000s)	$1,001	$1,527	$1,629	$1,137	$1,425	$1,583

Ratios to average net assets:
Gross expenses	2.19%[5]	2.10%	2.12%	2.00%	2.14%	2.24%
Net expenses[6,7]	1.81 [5]	1.81	1.90	2.00	2.00	1.98
Net investment income	4.29 [5]	4.33	4.72	4.14	4.20	3.85

Portfolio turnover rate	15%	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2018 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.00%.

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C1 Shares[1]	2018[2]	2018	2017	2016[3]	2015	2014

Net asset value, beginning of period	$4.98	$5.05	$4.60	$5.03	$5.25	$5.87

Income (loss) from operations:
Net investment income	0.11	0.23	0.25	0.22	0.24	0.22
Net realized and unrealized gain (loss)	(0.40)	(0.09)	0.39	(0.39)	(0.26)	(0.58)
Total income (loss) from operations	(0.29)	0.14	(0.64)	(0.17)	(0.02)	(0.36)

Less distributions from:
Net investment income	(0.13)	(0.21)	(0.19)	(0.26)	(0.20)	(0.26)
Total distributions	(0.13)	(0.21)	(0.19)	(0.26)	(0.20)	(0.26)

Net asset value, end of period	$4.56	$4.98	$5.05	$4.60	$5.03	$5.25
Total return[4]	(5.80)%	2.80%	14.00%	(3.49)%	(0.42)%	(6.09)%

Net assets, end of period (000s)	$185	$223	$224	$209	$334	$439

Ratios to average net assets:
Gross expenses	1.89%[5]	1.82%	1.88%	1.66%	1.90%	1.98%
Net expenses[6]	1.50 [5,7]	1.54 [7]	1.66 [7]	1.66	1.70 [7]	1.70 [7]
Net investment income	4.63 [5]	4.58	4.94	4.46	4.50	3.98

Portfolio turnover rate	15%	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2018 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C1 shares did not exceed 1.70%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class FI Shares[1]	2018[2]	2018	2017	2016[3]	2015	2014

Net asset value, beginning of period	$4.98	$5.04	$4.56	$5.01	$5.22	$5.85

Income (loss) from operations:
Net investment income	0.23	0.26	0.28	0.29	0.27	0.25
Net realized and unrealized gain (loss)	(0.40)	(0.09)	0.39	(0.35)	(0.26)	(0.58)
Total income (loss) from operations	(0.17)	0.17	0.67	(0.06)	0.01	(0.33)

Less distributions from:
Net investment income	(0.14)	(0.23)	(0.19)	(0.39)	(0.22)	(0.30)
Total distributions	(0.14)	(0.23)	(0.19)	(0.39)	(0.22)	(0.30)

Net asset value, end of period	$4.67	$4.98	$5.04	$4.56	$5.01	$5.22
Total return[4]	(3.33)%	3.38%	14.91%	(1.17)%[5]	0.10%	(5.62)%

Net assets, end of period (000s)	$132	$153	$285	$298	$512	$4,000

Ratios to average net assets:
Gross expenses	(3.03)%[6]	1.32%	1.26%	1.12%	1.90%	1.51%
Net expenses[7]	(3.42) [6,8]	1.03 [8]	1.05 [8]	1.12	1.20 [8]	1.19 [8]
Net investment income	9.54 [6]	5.16	5.68	5.82	4.98	4.61

Portfolio turnover rate	15%	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2018 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Total return includes a voluntary reimbursement by the investment manager for shareholder record keeping expense. Absent this reimbursement, total return would have been (3.56)%

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.20%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2018[2]	2018	2017	2016[3]	2015	2014

Net asset value, beginning of period	$4.94	$5.01	$4.56	$4.99	$5.21	$5.84

Income (loss) from operations:
Net investment income	0.13	0.27	0.28	0.25	0.28	0.26
Net realized and unrealized gain (loss)	(0.40)	(0.09)	0.39	(0.39)	(0.25)	(0.57)
Total income (loss) from operations	(0.27)	0.18	0.67	(0.14)	0.03	(0.31)

Less distributions from:
Net investment income	(0.15)	(0.25)	(0.22)	(0.29)	(0.25)	(0.32)
Total distributions	(0.15)	(0.25)	(0.22)	(0.29)	(0.25)	(0.32)

Net asset value, end of period	$4.52	$4.94	$5.01	$4.56	$4.99	$5.21
Total return[4]	(5.51)%	3.63%	14.86%	(2.79)%	0.44%	(5.31)%

Net assets, end of period (000s)	$29,437	$71,321	$69,521	$99,853	$181,792	$158,816

Ratios to average net assets:
Gross expenses	1.14%[5]	1.08%	1.07%	0.98%	0.95%	1.00%
Net expenses[6,7]	0.76 [5]	0.79	0.85	0.95	0.90	0.89
Net investment income	5.33 [5]	5.33	5.77	5.16	5.31	4.85

Portfolio turnover rate	15%	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2018 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017 the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017 as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 0.95%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2018[2]	2018	2017	2016[3]	2015	2014

Net asset value, beginning of period	$4.93	$5.00	$4.55	$4.98	$5.21	$5.85

Income (loss) from operations:
Net investment income	0.13	0.27	0.29	0.25	0.29	0.27
Net realized and unrealized gain (loss)	(0.40)	(0.08)	0.38	(0.38)	(0.26)	(0.59)
Total income (loss) from operations	(0.27)	0.19	0.67	(0.13)	0.03	(0.32)

Less distributions from:
Net investment income	(0.15)	(0.26)	(0.22)	(0.30)	(0.26)	(0.32)
Total distributions	(0.15)	(0.26)	(0.22)	(0.30)	(0.26)	(0.32)

Net asset value, end of period	$4.51	$4.93	$5.00	$4.55	$4.98	$5.21
Total return[4]	(5.46)%	3.72%	14.98%	(2.59)%	0.47%	(5.36)%

Net assets, end of period (000s)	$1,485	$1,840	$1,659	$112	$35	$978

Ratios to average net assets:
Gross expenses	1.11%[5]	1.04%	1.05%	0.94%	1.10%	1.07%
Net expenses[6,7]	0.70 [5]	0.71	0.80	0.80	0.80	0.80
Net investment income	5.42 [5]	5.39	5.86	5.32	5.36	5.05

Portfolio turnover rate	15%	44%	44%	46%	31%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2018 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

32	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

34	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$24,553,055	—	$24,553,055
Corporate Bonds & Notes	—	15,892,207	—	15,892,207
Non-U.S. Treasury Inflation Protected Securities	—	209,192	—	209,192
Purchased Options	—	5,526	—	5,526
Total Long-Term Investments	—	40,659,980	—	40,659,980
Short-Term Investments†:
Sovereign Bonds	—	454,338	—	454,338
Money Market Funds	—	1,302,616	—	1,302,616
Total Short-Term Investments	—	1,756,954	—	1,756,954
Total Investments	—	$42,416,934	—	$42,416,934
Other Financial Instruments:
Futures Contracts	$1,621	—	—	1,621
Forward Foreign Currency Contracts	—	375,010	—	375,010
Total Other Financial Instruments	$1,621	$375,010	—	$376,631
Total	$1,621	$42,791,944	—	$42,793,565

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	—	$2,491	—	$2,491
Forward Foreign Currency Contracts	—	213,246	—	213,246
OTC Credit Default Swaps on Sovereign Issues - Buy Protection‡	—	70,031	—	70,031
Total	—	$285,768	—	$285,768

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premiums paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the

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Notes to financial statements (unaudited) (cont’d)

amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

36	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counter-party in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts.

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Notes to financial statements (unaudited) (cont’d)

Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2018, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended August 31, 2018 see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

38	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collat-eral received may expose the Fund to increased risk of loss.

40	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of August 31, 2018, the Fund held written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $285,768. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of August 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $30,000, which could be used to reduce the required payment.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

At August 31, 2018, the Fund had non-cash collateral from JPMorgan Chase & Co. and Citibank N.A. in the amount of $8,615 and $121,129, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparties in the event of default.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

42	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of August 31, 2018, there were no capital gains tax liabilities accrued on unrealized gains.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset London and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. Western Asset London and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London and Western Asset Singapore monthly a subadvisory fee of 0.30% on assets managed by Western Asset London and Western Asset Singapore.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class C1, Class FI, Class I and Class IS shares did not exceed 1.10%, 1.30%, 1.85%, 1.55%, 1.10%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the six months ended August 31, 2018, fees waived and/or expenses reimbursed amounted to $133,578.

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended August 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C	Class C1
Sales charges	$47	$196	—	—
CDSCs	2,387	—	—	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended August 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$9,669,600
Sales	46,530,691

44	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

At August 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/ Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$46,376,562	$715,517	$(4,675,145)	$(3,959,628)
Swap contracts	(21,639)	—	(48,392)	(48,392)
Written options	(3,742)	1,780	(529)	1,251
Futures contracts	—	1,621	—	1,621
Forward foreign currency contracts	—	375,010	(213,246)	161,764

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$5,526	$5,526
Futures contracts[3]	$1,621	—	1,621
Forward foreign currency contracts	—	375,010	375,010
Total	$1,621	$380,536	$382,157

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	$2,491	—	$2,491
OTC swap contracts[4]	—	$70,031	70,031
Forward foreign currency contracts	213,246	—	213,246
Total	$215,737	$70,031	$285,768

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2018. The

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$18,868	—	$18,868
Written options	—	27,761	—	27,761
Futures contracts	$(58,087)	—	—	(58,087)
Swap contracts	—	—	$(16,888)	(16,888)
Forward foreign currency contracts	—	73,365	—	73,365
Total	$(58,087)	$119,994	$(16,888)	$45,019

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(1,857)	—	$(1,857)
Written options	—	(603)	—	(603)
Futures contracts	$10,361	—	—	10,361
Swap contracts	—	—	$(9,864)	(9,864)
Forward foreign currency contracts	—	172,433	—	172,433
Total	$10,361	$169,973	$(9,864)	$170,470

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the six months ended August 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$9,781
Written options	6,540
Futures contracts (to sell)	1,867,946
Forward foreign currency contracts (to buy)	9,507,908
Forward foreign currency contracts (to sell)	11,781,152

Average Notional Balance
Credit default swap contracts (to buy protection)	$3,800,000

46	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of August 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$57	$(7,712)	$(7,655)	—	$(7,655)
Barclays Bank PLC	48,265	(70,637)	(22,372)	$22,372	—
Citibank N.A.	287,598	(204,928)	82,670	(82,670)	—
JPMorgan Chase & Co.	44,616	(2,491)	42,125	(8,615)	33,510
Total	$380,536	$(285,768)	$94,768	$(68,913)	$25,855

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class C1 and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended August 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$11,062	$2,612
Class A2	3,625	1,389
Class C	5,961	717
Class C1	750	101
Class FI	183	(3,193)
Class I	—	28,628
Class IS	—	211
Total	$21,581	$30,465

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

For the six months ended August 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$17,028
Class A2	5,571
Class C	2,288
Class C1	412
Class FI	280
Class I	104,487
Class IS	3,512
Total	$133,578

6. Distributions to shareholders by class

	Six Months Ended August 31, 2018	Year Ended February 28, 2018
Net Investment Income:
Class A	$288,828	$428,351
Class A2	89,135	151,235
Class C	29,126	71,922
Class C1	5,996	9,377
Class FI	4,523	23,886
Class I	1,388,111	3,658,994
Class IS	54,292	81,304
Total	$1,860,011	$4,425,069

7. Shares of beneficial interest

At August 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2018		Year Ended February 28, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	700,101	$3,282,828	413,770	$2,093,131
Shares issued on reinvestment	58,662	270,388	68,270	343,629
Shares repurchased	(406,689)	(1,948,836)	(424,275)	(2,138,917)
Net increase	352,074	$1,604,380	57,765	$297,843

48	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

	Six Months Ended August 31, 2018		Year Ended February 28, 2018
	Shares	Amount	Shares	Amount
Class A2
Shares sold	14,865	$71,382	30,931	$155,854
Shares issued on reinvestment	19,282	89,135	30,110	151,235
Shares repurchased	(63,840)	(305,077)	(92,587)	(467,790)
Net decrease	(29,693)	$(144,560)	(31,546)	$(160,701)

Class C
Shares sold	14,245	$67,205	103,176	$522,026
Shares issued on reinvestment	6,200	28,712	12,770	64,172
Shares repurchased	(108,208)	(516,539)	(131,774)	(666,048)
Net decrease	(87,763)	$(420,622)	(15,828)	$(79,850)

Class C1
Shares issued on reinvestment	1,288	$5,996	1,851	$9,377
Shares repurchased	(5,419)	(24,913)	(1,304)	(6,607)
Net increase (decrease)	(4,131)	$(18,917)	547	$2,770

Class FI
Shares sold	2,032	$9,500	240,402	$1,213,455
Shares issued on reinvestment	973	4,523	4,442	22,381
Shares repurchased	(5,496)	(25,310)	(270,627)	(1,361,426)
Net decrease	(2,491)	$(11,287)	(25,783)	$(125,590)

Class I
Shares sold	1,077,295	$5,113,277	4,575,578	$23,106,801
Shares issued on reinvestment	230,210	1,066,100	389,911	1,958,367
Shares repurchased	(9,229,888)	(42,990,254)	(4,398,774)	(22,219,927)
Net increase (decrease)	(7,922,383)	$(36,810,877)	566,715	$2,845,241

Class IS
Shares sold	33,092	$159,455	195,974	$989,639
Shares issued on reinvestment	11,773	54,292	16,239	81,304
Shares repurchased	(88,591)	(413,651)	(170,564)	(858,002)
Net increase (decrease)	(43,726)	$(199,904)	41,649	$212,941

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended August 31,

Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

2018. The following transactions were effected in shares of such companies for the six months ended August 31, 2018.

	Affiliate Value at February 28,	Purchased		Sold
	2018	Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$400,000	$13,989,212	13,989,212	$13,086,596	13,086,596

(cont’d)		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2018
Western Asset Government Cash Management Portfolio LLC		—	$8,618	—	$1,302,616

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended August 31, 2018, the Fund incurred a commitment fee in the amount of $478. The Fund did not utilize the Redemption Facility during the six months ended August 31, 2018.

10. Deferred capital losses

As of February 28, 2018, the Fund had deferred capital losses of $36,330,095, which have no expiration date, that will be available to offset future taxable capital gains.

50	Western Asset Emerging Markets Debt Fund 2018 Semi-Annual Report

Western Asset

Emerging Markets Debt Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)**

*	Prior to May 2, 2018, known as Western Asset Management Company
**	Effective May 7, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Emerging Markets Debt Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX011343 10/18 SR18-3458

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 24, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 24, 2018